                                  ANNUAL REPORT

                             ---------------------
                                     DREYFUS
                                PREMIER MUNICIPAL
                                    BOND FUND
                             ---------------------

                                 APRIL 30, 1998


                              (DREYFUS LION LOGO)

DREYFUS PREMIER MUNICIPAL BOND FUND
------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

Dear Shareholder:

   We are pleased to report the performance for Dreyfus Premier Municipal Bond Fund for the 12-month period ended April 30, 1998 as shown in the following table:

                                      TOTAL RETURN*   DISTRIBUTION RATE**
                                      -------------   -------------------

   Class A shares..................      10.52%              5.13%
   Class B shares..................       9.95%              4.85%
   Class C shares..................       9.73%              4.59%


ECONOMIC REVIEW

   The United States is now in the eighth year of economic expansion. Inflation continues to rise at the slowest pace since 1964, and the unemployment rate has fallen to a level not seen in 25 years. Not surprisingly, consumer confidence has soared. Along with continued evidence of the robustness of the economy have come heightened expectations that the Federal Reserve Board (the "Fed") might raise interest rates in a preemptive move to avoid a reigniting of inflation. The last increase in short-term rates came in March 1997 when the Federal Open Market Committee (the policy-making arm of the Fed) hiked the target rates for Federal Funds by one quarter of a percent to 5.5%. (The Federal Funds rate is the rate of interest that banks charge one another for overnight loans.)

   Inflation has remained benign on all fronts, even in the tight labor market, an area closely watched by the Fed for signs of incipient inflation. The Labor Department's Employment Cost Index (ECI), a measure of wage, salary and benefit costs, suggests that wage inflation so far is not a problem. In fact, the first quarter increase in the ECI (0.7%) was its smallest quarterly rise in two years. Another inflation gauge, the broad-based Gross Domestic Product Price Deflator, rose at an annual rate of only 0.9% in the first quarter, its lowest rate since 1964. Inflation, as measured by the Consumer Price Index (a measure of prices of a fixed basket of goods bought by a typical consumer including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items) has been similarly tame. Prices at the consumer level have risen at an annual rate of about 1.5% over the reporting period. The lack of inflation has been more dramatic at the production level of the economy where prices have fallen: in the 12 months ended April 30, the Producer Price Index declined 1.8%. Such a generally tepid price environment has been partly fostered by the economic problems in Asia, which have suppressed worldwide demand for commodities, particularly oil.

   Reflecting a level of confidence not seen in three decades, consumers increased their spending over the reporting period, the first-quarter rate rising at the fastest pace in six years. Not surprisingly, the growth rate in new home construction over the reporting period was the strongest in four years. Plentiful and well-paying jobs (total wage and salary income is 7% higher than a year ago), low interest rates, the absence of inflation and investment market gains have resulted in a financially healthy consumer with a corresponding propensity to spend. Strong domestic demand for lower-priced imports has contributed further to the quiescent inflation environment while offsetting the drag on the economy resulting from the Asian financial crisis. It is still widely expected that the Asian economic slowdown will have a further dampening effect on the U. S. economy. Although the surge in domestic spending has masked the full impact of the fall in Asian demand, our trade deficit has reached a ten-year high, a dramatic sign of deterioration. Expectation of an economic slowdown is another reason why the Fed has been reluctant to raise short-term interest rates.

   The production side of the economy has remained robust. Factory utilization has been high, production rates strong, and while exports to Asia have fallen sharply, they are growing in the rest of the world. Such resilience has been characteristic of one of the longest, most healthy economic advances in our history. Yet we remain mindful that the concept of an economic cycle is not dead, nor is inflation, and we are alert for indications of a resurgence in price pressures.

MARKET ENVIRONMENT

   The crisis in Asia, which centers on various economies and currencies, has resulted in an international flight to quality by global investors, and projections of the U.S. economy slowing due to diminished exports. In U.S. fixed income securities, these consequences have raised prices beyond their already high price levels, further lowering yields. Some recent economic indicators, however, especially those related to employment, are showing signs of potential inflation that could eventually push market prices lower.
   These strong opposing forces have generated a potential dilemma for bond market participants. With only potential evidence of weakness in the economy, the 30-year Treasury bond's yield has moved up to the 5.90% level. This is off the mid-January price highs and corresponding yield lows of 5.68%. The question arises whether a new level of interest rates is sustainable from global currency devaluation and foreign economic weakness, or does the persistently tight range of 15 basis points to either side of a 5.95% on the 30-year U.S. Treasury Bond remain? Unfolding information from U.S. government sources relating to wage pressures and retail sales, among other data, may aid clarification.

THE PORTFOLIO

   While global events have greatly influenced the market's direction, new issuance has reemerged as the dominant technical force in the municipal arena. Lower yield levels have encouraged many municipal authorities to issue new debt or refinance older, higher-cost debt. Despite the increase in supply, most issues are absorbed with relative ease, including the much awaited $3 billion Long Island Power Authority deal. In the Fund, many existing holdings have become premium bonds (evaluated above par) due to price appreciation. They continue to provide income and also exhibit new defensive price qualities.

   Over the past year, the yield, and therefore price range, for longer-maturity securities has been somewhat narrower than in more volatile years. In addition to this more narrow range, the market has demonstrated a willingness to tolerate periods of stability between market moves. This has caused us to focus our investment approach on higher income oriented securities. Over the past year, the balance of securities dedicated to higher income production has shifted to 80% to 90% of the Fund from the 60% to 70% range. While some bonds with price appreciation potential remain, our most recent trading has emphasized the higher income approach. We are selecting these securities, in general, from the longer-intermediate maturity sector or choosing bonds that are expected to display the same volatility characteristics as that sector. If rates stabilize in their current ranges, this type of holding should perform well and be more defensive than discount alternatives in down markets.

   Included in this report is information relating to your Fund's holdings and its financial status. We hope that you find it informative.

                         Very truly yours,

                         Richard J. Moynihan
                         Director, Municipal Portfolio Management
                         The Dreyfus Corporation

May 18, 1998
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the contingent deferred sales charge imposed on redemptions in the case of Class B shares and Class C shares.

** Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the maximum offering price per share at the end of the period in the case of Class A shares, or the net asset value per share in the case of Class B shares and Class C shares, adjusted for capital gain distributions. Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.

DREYFUS PREMIER MUNICIPAL BOND FUND                              APRIL 30, 1998
-------------------------------------------------------------------------------
     COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS PREMIER
                       MUNICIPAL BOND FUND CLASS A SHARES
                  AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX

                                            $22,588
                                            Dreyfus Premier Municipal Bond Fund
                                            (Class A Shares)
           CHART
                                            $22,016
                                            Lehman Brothers
                                            Municipal Bond Index*

*Source: Lehman Brothers

AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------------------------------------------------------------
                   CLASS A SHARES                                                    CLASS B SHARES
---------------------------------------------------------      ---------------------------------------------------------
                                                                                                    % Return Reflecting
                                            % Return                                               Applicable Contingent
                                           Reflecting                                 % Return         Deferred Sales
                     % Return Without   Maximum Initial                              Assuming No         Charge Upon
Period Ended 4/30/98    Sales Charge    Sales Charge (4.5%)   Period Ended 4/30/98   Redemption          Redemption*
--------------------  ------------------  ---------------     --------------------   -----------   ---------------------
1 Year                     10.52%              5.58%          1 Year                    9.95%              5.95%
5 Year                      6.60               5.63           5 Year                    6.04               5.72
10 Year                     8.99               8.49           From Inception (1/15/93)  6.64               6.49



                   CLASS C SHARES
---------------------------------------------------------
                                    % Return Reflecting
                                   Applicable Contingent
                       % Return       Deferred Sales
                       Assuming        Charge Upon
Period Ended 4/30/98  No Redemption     Redemption**
--------------------  ------------- ---------------------

1 Year                    9.73%           8.73%
From Inception (7/13/95)  6.43            6.43

[FN]
------------------
Past performance is not predictive of future performance.


The above graph compares a $10,000 investment made in Class A shares of Dreyfus Premier Municipal Bond Fund on 4/30/88 to a $10,000 investment made in the Lehman Brothers Municipal Bond Index on that date. All dividends and capital gain distributions are reinvested. Performance for Class B and Class C shares will vary from the performance of Class A shares shown above due to differences in charges and expenses.

The Fund invests primarily in municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses. Unlike the Fund, the Lehman Brothers Municipal Bond Index is an unmanaged total return performance benchmark for the long-term, investment-grade tax exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall. The Index does not take into account charges, fees and other expenses which can contribute to the Index potentially outperforming the Fund. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

* The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years.

** The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

DREYFUS PREMIER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS

                                                                                                 APRIL 30, 1998

                                                                                             PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS--100%                                                          AMOUNT         VALUE
----------------------------------------------------------------------------               ------------   ------------
ALABAMA-.5%
Mobile Industrial Development Board, SWDR, Refunding
    (Mobile Energy Services Co. Project) 6.95%, 1/1/2020....................               $  2,500,000   $  2,774,700
ARIZONA-1.9%
Maricopa County Pollution Control Corporation, PCR, Refunding
    (Public Service Co.-New Mexico Project) 6.30%, 12/1/2026................                  5,000,000      5,350,650
Pima County Industrial Development Authority, Industrial Revenue
    (Tucson Electric Power Company) 6.10%, 9/1/2025.........................                  5,000,000      5,118,000
CALIFORNIA-3.3%
Foothill/Eastern Transportation Corridor Agency, Toll Road Revenue:
    6%, 1/1/2034............................................................                  5,000,000      5,173,600
    5%, 1/1/2035............................................................                  8,000,000      7,359,840
San Joaquin Hills Transportation Corridor Agency, Toll Road Revenue
    (Senior Lien) 5%, 1/1/2033..............................................                  6,500,000      6,017,505
COLORADO-9.2%
Arapahoe County Capital Improvement Trust Fund, Highway Revenue (E-470
Project):
    Zero Coupon, 8/31/2005..................................................                  2,530,000      1,804,067
    Zero Coupon, 8/31/2007 (Prerefunded 8/31/2005) (a)......................                  4,000,000      2,545,400
    7%, 8/31/2026 (Prerefunded 8/31/2005) (a)...............................                 11,000,000     12,957,780
Dawson Ridge, Metropolitan District Number 1, Refunding:
    Zero Coupon, 10/1/2017..................................................                  9,930,000      3,449,186
    Zero Coupon, 10/1/2022..................................................                 47,535,000     12,575,860
Denver City and County, Airport Revenue:
    7.50%, 11/15/2023 (Prerefunded 11/15/2004) (a)..........................                  2,060,000      2,434,364
    7.50%, 11/15/2023.......................................................                  9,715,000     11,108,325
    7%, 11/15/2025 (Prerefunded 11/15/2001) (a).............................                    820,000        892,135
    7%, 11/15/2025..........................................................                  3,405,000      3,634,803
CONNECTICUT-1.2%
Connecticut Development Authority, First Mortgage Gross Revenue
    (Elim Park Baptist Home, Inc. Project) 9%, 12/1/2020....................                  3,000,000      3,218,760
Mashantucket Western Pequot Tribe, Special Revenue 5.75%, 9/1/2018..........                  3,700,000      3,733,411
DELAWARE-.7%
Delaware Housing Authority, MFMR 7%, 5/1/2025...............................                  3,725,000      3,925,629
FLORIDA-4.7%
Lee County Industrial Development Authority, Health Care Facilities Revenue
    (Cypress Cove Health Park):
      5.625%, 10/1/2002.....................................................                  2,000,000      2,015,820
      5.875%, 10/1/2004.....................................................                  2,000,000      2,022,760
      6.25%, 10/1/2017......................................................                  3,000,000      3,106,350
      6.375%, 10/1/2025.....................................................                  4,500,000      4,702,140

DREYFUS PREMIER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                                APRIL 30, 1998

                                                                                             PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                    AMOUNT         VALUE
----------------------------------------------------------------------------               ------------   ------------
FLORIDA (CONTINUED)
Palm Beach County, Solid Waste IDR:
    (Okeelanta Power LP Project) 6.85%, 2/15/2021 (b).......................               $  6,750,000   $  5,400,000
    (Osceola Power LP) 6.95%, 1/1/2022 (b)..................................                  7,500,000      5,925,000
Santa Rosa Bay Bridge Authority, Revenue 6.25%, 7/1/2028....................                  3,000,000      3,221,580
ILLINOIS-6.6%
Carol Stream, First Mortgage Revenue, Refunding
    (Windsor Park Manor Project) 6.50%, 12/1/2007...........................                  2,000,000      2,113,620
Chicago O'Hare International Airport, Special Facility Revenue
    (American Airlines, Inc. Project) 7.875%, 11/1/2025.....................                  6,000,000      6,530,880
Illinois Development Finance Authority, Revenue
    (Community Rehabilitation Providers Facility):
      8.75%, 3/1/2010 (Prerefunded 3/1/1999) (a)............................                  5,873,000      6,217,040
      8.75%, 3/1/2010.......................................................                    337,000        353,553
      8.50%, 9/1/2010 (Prerefunded 9/1/2000) (a)............................                  2,985,000      3,319,917
      8.50%, 9/1/2010.......................................................                  1,550,000      1,661,848
      8.25%, 8/1/2012.......................................................                  3,935,000      3,925,044
Illinois Health Facilities Authority, Revenue (Beverly Farm Foundation)
    9.125%, 12/15/2015 (Prerefunded 12/15/2000) (a).........................                  2,000,000      2,293,540
Robbins, RRR (Robbins Resource Recovery Partners) 8.375%, 10/15/2016........                 10,000,000     10,391,400
INDIANA-7.2%
East Chicago, PCR, Refunding:
    (Inland Steel Co., Project Number 10) 6.80%, 6/1/2013...................                  7,000,000      7,568,050
    (Inland Steel Co., Project Number 11) 7.125%, 6/1/2007..................                  3,000,000      3,407,970
Indiana Development Finance Authority:
    Environmental Improvement Revenue, Refunding (USX Corp. Project)
      6.15%, 7/15/2022......................................................                  4,000,000      4,237,800
    Exempt Facilities Revenue, Refunding (Inland Steel) 5.75%, 10/1/2011....                 11,500,000     11,935,850
    PCR, Refunding (Inland Steel Co., Project Number 12) 6.85%, 12/1/2012...                  4,000,000      4,416,040
Indianapolis Airport Authority, Special Facilities Revenue
    (Federal Express Corp. Project) 7.10%, 1/15/2017........................                  7,500,000      8,398,575
KENTUCKY-2.3%
Kentucky Economic Development Finance Authority,
    Hospital System Improvement Revenue, Refunding
    (Appalachian Regional Health Center) 5.85%, 10/1/2017...................                  6,000,000      6,105,360
Perry County, SWDR (TJ International Project):
    7%, 6/1/2024............................................................                  3,500,000      3,861,585
    6.55%, 4/15/2027........................................................                  2,500,000      2,739,575
LOUISIANA-1.1%
Louisiana Housing Finance Agency, MFHR, Refunding
    (LaBelle Projects) 9.75%, 10/1/2020.....................................                  4,180,000      4,304,480
Louisiana Public Facilities Authority, Student Loan Revenue
    7%, 9/1/2006............................................................                  1,900,000      2,018,769

DREYFUS PREMIER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                                APRIL 30, 1998

                                                                                             PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                    AMOUNT         VALUE
----------------------------------------------------------------------------               ------------   ------------
MARYLAND-.6%
Maryland Energy Financing Administration, SWDR
    (Wheelabrator Water Projects) 6.45%, 12/1/2016..........................               $  3,000,000   $  3,275,820
MASSACHUSETTS-2.0%
Massachusetts Industrial Finance Agency:
    Health Care Facility Revenue (Metro Health Foundation, Inc. Project)
      6.75%, 12/1/2027......................................................                  8,000,000      8,053,280
    Water Treatment Revenue (American Hingham) 6.95%, 12/1/2035.............                  2,640,000      2,897,031
MICHIGAN-2.6%
Michigan Hospital Finance Authority, HR, Refunding (Genesys Regional
Medical-A):
    5.375%, 10/1/2013.......................................................                  4,000,000      3,956,480
    5.50%, 10/1/2018........................................................                  3,500,000      3,428,390
Wayne Charter County, Special Airport Facilities Revenue, Refunding
    (Northwest Airlines, Inc.) 6.75%, 12/1/2015.............................                  4,995,000      5,482,462
Wayne County Building Authority 8%, 3/1/2017 (Prerefunded 3/1/2002) (a).....                  1,500,000      1,712,925
NEVADA-4.4%
Clark County, IDR:
    Refunding (Nevada Power Company Project) 5.90%, 10/1/2030...............                 10,000,000     10,115,900
    (Southwest Gas Corp.) 7.50%, 9/1/2032...................................                 13,000,000     14,456,130
NEW JERSEY-6.1%
Camden County Pollution Control Financing Authority, Solid Waste RRR
    7.50%, 12/1/2010........................................................                  2,000,000      1,988,880
New Jersey Economic Development Authority, First Mortgage Gross Revenue
    (The Evergreens) 9.25%, 10/1/2022 (Prerefunded 10/1/2002) (a)...........                 15,000,000     18,080,400
New Jersey Sports and Exposition Authority, Revenue, Refunding
    (Monmouth Park) 8%, 1/1/2025............................................                  4,000,000      4,550,680
Union County Utilities Authority, Solid Waste Revenue 7.20%, 6/15/2014......                  9,500,000      9,437,205
NEW MEXICO-1.6%
Farmington, PCR:
    Refunding (Public Service Co.-San Juan Project) 6.375%, 4/1/2022........                  5,000,000      5,365,950
    (Tucson Electric Power Company of San Juan) 6.95%, 10/1/2020............                  3,000,000      3,409,440
NEW YORK-5.8%
New York City:
    7.10%, 2/1/2009 (Prerefunded 2/1/2002) (a)..............................                  4,440,000      4,914,503
    7.10%, 2/1/2009.........................................................                    560,000        612,142
New York State Energy Research and Development Authority,
    Electric Facilities Revenue (Long Island Lighting Co.):
      7.15%, 9/1/2019.......................................................                  3,650,000      3,995,655
      7.15%, 6/1/2020.......................................................                  4,000,000      4,378,800
      7.15%, 12/1/2020......................................................                  5,000,000      5,473,500
      7.15%, 2/1/2022.......................................................                  7,500,000      8,210,250

DREYFUS PREMIER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                                APRIL 30, 1998

                                                                                             PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                    AMOUNT         VALUE
----------------------------------------------------------------------------               ------------   ------------
NEW YORK (CONTINUED)
New York State Thruway Authority, Service Contract Revenue
    6.45%, 4/1/2010 (c).....................................................               $  5,000,000   $  5,068,750
NORTH CAROLINA-2.8%
Charlotte, Special Facilities Revenue, Refunding
    (Charlotte/Douglas International Airport) 5.60%, 7/1/2027...............                  5,000,000      4,889,950
North Carolina Eastern Municipal Power Agency, Power System Revenue,
Refunding:
    7%, 1/1/2013............................................................                  3,500,000      4,023,530
    6%, 1/1/2014............................................................                  6,750,000      6,985,170
OHIO-1.6%
Ohio Water Development Authority, Pollution Control Facilites Revenue,
Refunding
    (Cleveland Electric) 6.10%, 8/1/2020....................................                  8,500,000      8,814,415
OKLAHOMA-1.4%
Holdenville Industrial Authority, Correctional Facility Revenue:
    6.60%, 7/1/2010.........................................................                  2,045,000      2,360,339
    6.70%, 7/1/2015.........................................................                  4,625,000      5,369,440
OREGON-.9%
Oregon, Economic Development Revenue, Refunding
    (Georgia Pacific Corp. Project) 5.70%, 12/1/2025........................                  5,000,000      5,099,300
PENNSYLVANIA-6.5%
Beaver County Industrial Development Authority, PCR, Refunding 7.75%, 7/15/2025               6,000,000      6,894,300
Blair County Hospital Authority, Revenue (Altoona Hospital)
    7.405%, 7/1/2013 (Insured; AMBAC) (d)...................................                  5,000,000      5,719,350
Delaware County Industrial Development Authority, Revenue, Refunding
    (Resource Recovery Facility) 6.20%, 7/1/2019............................                  5,000,000      5,382,950
Lancaster County Hospital Authority, Revenue (Health Center-United Church
    Homes Project) 9.125%, 10/1/2014 (Prerefunded 10/1/1999) (a)............                  1,465,000      1,595,839
Lehigh County General Purpose Authority, Revenue (Wiley House):
    8.75%, 11/1/2014........................................................                  2,000,000      2,089,540
    9.50%, 11/1/2016........................................................                  3,000,000      3,282,450
Montgomery County Higher Education and Health Authority, First Mortgage
Revenue
    (AHF/Montgomery, Inc. Project) 10.50%, 9/1/2020.........................                  3,445,000      3,766,556
Pennsylvania Intergovernmental Cooperative Authority, Special Tax Revenue
    (Philadelphia Funding Program) 6.80%, 6/15/2022 (Prerefunded 6/15/2002) (a)               2,000,000      2,185,840
Philadelphia, Water and Sewer Revenue 7.35%, 9/1/2004.......................                  4,920,000      5,521,372
RHODE ISLAND-.6%
Providence, Special Obligation Tax Increment 6.65%, 6/1/2016................                  3,000,000      3,251,010
SOUTH DAKOTA-.9%
Education Loans Incorporated, Student Loan Revenue 5.60%, 6/1/2020..........                  5,000,000      4,901,050

DREYFUS PREMIER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                                APRIL 30, 1998

                                                                                             PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                    AMOUNT         VALUE
----------------------------------------------------------------------------               ------------   ------------
TENNESSEE-1.1%
Shelby County Health Educational and Housing Facilities,
    Multi-Family Housing Board Revenue (Cameron Kirby):
      5.90%, 7/1/2018.......................................................               $  3,000,000   $  3,137,130
      7.25%, 7/1/2023.......................................................                  3,100,000      3,166,154
TEXAS-11.5%
Alliance Airport Authority, Special Facilities Revenue:
    (American Airlines, Inc. Project) 7%, 12/1/2011.........................                 10,700,000     12,428,157
    (Federal Express Corp. Project) 6.375%, 4/1/2021........................                  5,000,000      5,338,650
Dallas-Fort Worth International Airport Facility, Improvement Revenue
    (Delta Airlines, Inc.) 7.125%, 11/1/2026................................                  4,200,000      4,487,700
Gulf Coast Waste Disposal Authority, Revenue
    (Champion International Corp.) 7.45%, 5/1/2026..........................                  7,000,000      7,705,950
Houston Airport System, Special Facilities Improvement Revenue
    (Continental Airlines Terminal):
      6.125%, 7/15/2017 (Guaranteed; Continental Airline, Inc.).............                  8,375,000      8,742,244
      6.125%, 7/15/2027 (Guaranteed; Continental Airline, Inc.).............                  6,800,000      7,098,180
Rio Grande City Consolidated Independent School District, Public Facilities
Corp., LR
    6.75%, 7/15/2010........................................................                  6,000,000      6,525,660
Texas Public Property Finance Corp., Revenue (Mental Health and Retardation
Center)
    8.20%, 10/1/2012 (Prerefunded 10/1/2002) (a)............................                  8,005,000      9,282,438
Tyler Health Facilities Development Corporation, HR, Refunding
    (Mother Frances Hospital) 5.625%, 7/1/2013..............................                  2,680,000      2,686,673
UTAH-3.1%
Carbon County, SWDR, Refunding:
    (East Carbon Development Corp.) 9%, 7/1/2012............................                  4,000,000      4,370,240
    (Laidlaw Inc./ECDC Project) 7.50%, 2/1/2010.............................                  3,300,000      3,805,131
    (Sunnyside Cogeneration) 9.25%, 7/1/2018 (b)............................                 15,000,000      9,003,000
WEST VIRGINIA-1.4%
Upshur County, SWDR (TJ International Project) 7%, 7/15/2025................                  7,000,000      7,811,720
U.S. RELATED-6.4%
Puerto Rico Commonwealth:
    Public Improvement:
      5.50%, 7/1/2013.......................................................                  5,000,000      5,225,250
      6.50%, 7/1/2014 (Insured; MBIA).......................................                  5,000,000      5,836,750
      Zero Coupon, 7/1/2015.................................................                  2,400,000        984,144
    Refunding:
      6.25%, 7/1/2013 (Insured; MBIA).......................................                  3,000,000      3,419,280
      6%, 7/1/2014..........................................................                    400,000        422,060
Puerto Rico Commonwealth Aqueduct and Sewer Authority, Revenue, Refunding
    6.25%, 7/1/2013.........................................................                  9,000,000     10,113,750

DREYFUS PREMIER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                                APRIL 30, 1998

                                                                                             PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                    AMOUNT         VALUE
----------------------------------------------------------------------------               ------------   ------------
U.S. RELATED (CONTINUED)
Puerto Rico Commonwealth Highway and Transportation Authority, Highway
Revenue
    5%, 7/1/2036............................................................               $  5,000,000   $  4,778,650
Puerto Rico Electric Power Authority, Power Revenue 6.25%, 7/1/2017.........                    520,000        563,061
Puerto Rico Telephone Authority, Revenue, Refunding
    6.441%, 1/25/2007 (Insured; MBIA) (d)...................................                  3,950,000      4,246,250
                                                                                                          ------------
TOTAL INVESTMENTS-100.0% (cost $524,360,892)................................                              $558,443,757
                                                                                                          ============

SUMMARY OF ABBREVIATIONS
-----------------------------------------------------------------------------------------------------------------------
AMBAC         American Municipal Bond Assurance Corporation     MFHR    Multi-Family Housing Revenue
HR            Hospital Revenue                                  MFMR    Multi-Family Mortgage Revenue
IDR           Industrial Development Revenue                    PCR     Pollution Control Revenue
LR            Lease Revenue                                     RRR     Resources Recovery Revenue
MBIA          Municipal Bond Investors Assurance                SWDR    Solid Waste Disposal Revenue
                Insurance Corporation

SUMMARY OF COMBINED RATINGS (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------
FITCH (E)              OR          MOODY'S             OR         STANDARD & POOR'S          PERCENTAGE OF VALUE
---------                          -------                        -----------------          -------------------
AAA                                Aaa                            AAA                               10.5%
A                                  A                              A                                 12.8
BBB                                Baa                            BBB                               31.9
BB                                 Ba                             BB                                16.4
B                                  B                              B                                  1.5
Not Rated (f)                      Not Rated (f)                  Not Rated (f)                     26.9
                                                                                                   ------
                                                                                                   100.0%
                                                                                                   ======

NOTES TO STATEMENT OF INVESTMENTS:
------------------------------------------------------------------------------------------------------------------------
(a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
(b) Non-income producing security; interest payments in default.
(c) Purchased on a delayed-delivery basis.
(d) Inverse floater security-the interest rate is subject to change periodically.
(e) Fitch currently provides creditworthiness information for a limited number of investments.
(f) Securities which, while not rated by Fitch, Moody's or Standard & Poor's, have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.

                    See notes to financial statements.

DREYFUS PREMIER MUNICIPAL BOND FUND
-------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES                              APRIL 30, 1998

                                                                                                Cost          Value
                                                                                            ------------   ------------
ASSETS:                    Investments in securities-See Statement of Investments......     $524,360,892   $558,443,757
                           Cash........................................................                       8,789,825
                           Interest receivable.........................................                       9,232,820
                           Receivable for shares of Beneficial Interest subscribed.....                         243,000
                           Prepaid expenses............................................                          14,814
                                                                                                           ------------
                                                                                                            576,724,216
                                                                                                           ------------

LIABILITIES:               Due to The Dreyfus Corporation and affiliates...............                         263,105
                           Due to Distributor..........................................                         168,945
                           Payable for investment securities purchased.................                       5,182,500
                           Payable for shares of Beneficial Interest redeemed..........                         655,055
                           Accrued expenses and other liabilities......................                         110,340
                                                                                                           ------------
                                                                                                              6,379,945
                                                                                                           ------------

NET ASSETS.............................................................................                    $570,344,271
                                                                                                           ============

REPRESENTED BY:            Paid-in capital.............................................                    $530,667,331
                           Accumulated net realized gain (loss) on investments.........                       5,594,075
                           Accumulated net unrealized appreciation (depreciation)
                             on investments-Note 4.....................................                      34,082,865
                                                                                                           ------------

NET ASSETS.............................................................................                    $570,344,271
                                                                                                           ============

                                               NET ASSET VALUE PER SHARE
                                               -------------------------

                                                                            CLASS A          CLASS B         CLASS C
                                                                         ------------     ------------    ------------
Net Assets................................................               $447,868,704     $119,456,597    $  3,018,970
Shares Outstanding........................................                 30,498,019        8,132,424         205,290
NET ASSET VALUE PER SHARE.................................                     $14.69           $14.69          $14.71
                                                                               ======           ======          ======

                    See notes to financial statements.

DREYFUS PREMIER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS                               YEAR ENDED APRIL 30, 1998

INVESTMENT INCOME

INCOME                           Interest Income..............................                             $36,306,834

EXPENSES:                        Management fee-Note 3(a).....................            $ 3,155,724
                                 Shareholding servicing costs-Note 3(c).......              1,788,308
                                 Distribution fees-Note 3(b)..................                597,565
                                 Professional fees............................                 75,826
                                 Registration fees............................                 58,241
                                 Custodian fees...............................                 55,228
                                 Trustees' fees and expenses-Note 3(d)........                 37,838
                                 Prospectus and shareholders' reports.........                 34,276
                                 Loan commitment fees-Note 2..................                  6,660
                                 Miscellaneous................................                 28,016
                                                                                          -----------
                                     TOTAL EXPENSES...........................                               5,837,682
                                                                                                           -----------

INVESTMENT INCOME-NET.........................................................                              30,469,152

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments......            $10,610,253
                                 Net unrealized appreciation (depreciation)
                                     on investments...........................             15,681,076
                                                                                          -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS........................                              26,291,329
                                                                                                           -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..........................                             $56,760,481
                                                                                                           ===========

                    See notes to financial statements.

DREYFUS PREMIER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                                                        YEAR ENDED         YEAR ENDED
                                                                                      APRIL 30, 1998     APRIL 30, 1997
                                                                                      --------------     --------------
OPERATIONS:
    Investment income-net.............................................                 $ 30,469,152       $ 33,213,769
    Net realized gain (loss) on investments...........................                   10,610,253          3,461,461
    Net unrealized appreciation (depreciation) on investments.........                   15,681,076          7,755,927
                                                                                       ------------       ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......                   56,760,481         44,431,157
                                                                                       ------------       ------------

DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net:
      Class A shares..................................................                  (24,679,815)       (27,382,313)
      Class B shares..................................................                   (5,696,047)        (5,784,609)
      Class C shares..................................................                      (93,290)           (46,847)
    Net realized gain on investments:
      Class A shares..................................................                   (2,600,891)          (246,714)
      Class B shares..................................................                     (670,463)           (57,569)
      Class C shares..................................................                      (13,085)              (447)
                                                                                       ------------       ------------
          TOTAL DIVIDENDS.............................................                  (33,753,591)       (33,518,499)
                                                                                       ------------       ------------

BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold:
      Class A shares..................................................                  113,213,669         97,168,956
      Class B shares..................................................                   17,652,592         13,717,368
      Class C shares..................................................                    1,951,053          1,639,929
    Dividends reinvested:
      Class A shares..................................................                   15,608,787         15,604,972
      Class B shares..................................................                    3,578,795          3,291,903
      Class C shares..................................................                       41,919             30,755
    Cost of shares redeemed:
      Class A shares..................................................                 (156,745,426)      (138,425,542)
      Class B shares..................................................                  (15,746,393)       (16,411,365)
      Class C shares..................................................                      (79,409)          (983,046)
                                                                                       ------------       ------------
        INCREASE (DECREASE) IN NET ASSETS FROM BENEFICIAL INTEREST
        TRANSACTIONS..................................................                  (20,524,413)       (24,366,070)
                                                                                       ------------       ------------
            TOTAL INCREASE (DECREASE) IN NET ASSETS...................                    2,482,477        (13,453,412)

NET ASSETS:
    Beginning of Period...............................................                  567,861,794        581,315,206
                                                                                       ------------       ------------
    End of Period.....................................................                 $570,344,271       $567,861,794
                                                                                       ============       ============

                    See notes to financial statements.

DREYFUS PREMIER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                                    SHARES
                                                                                      ---------------------------------
                                                                                        YEAR ENDED         YEAR ENDED
                                                                                      APRIL 30, 1998     APRIL 30, 1997
                                                                                      --------------     --------------
CAPITAL SHARE TRANSACTIONS:
    CLASS A
    -------
    Shares sold............................................................              7,726,113          6,879,873
    Shares issued for dividends reinvested.................................              1,065,410          1,104,332
    Shares redeemed........................................................            (10,709,000)        (9,791,371)
                                                                                       -----------         ----------
                     NET INCREASE (DECREASE) IN SHARES OUTSTANDING.........             (1,917,477)        (1,807,166)
                                                                                       ===========         ==========

    CLASS B
    -------
    Shares sold............................................................              1,206,389            971,997
    Shares issued for dividends reinvested.................................                244,184            232,925
    Shares redeemed........................................................             (1,077,080)        (1,164,445)
                                                                                       -----------         ----------
                     NET INCREASE (DECREASE) IN SHARES OUTSTANDING.........                373,493             40,477
                                                                                       ===========         ==========

    CLASS C
    -------
    Shares sold............................................................                133,508            117,036
    Shares issued for dividends reinvested.................................                  2,854              2,175
    Shares redeemed........................................................                 (5,369)           (69,481)
                                                                                       -----------         ----------
                     NET INCREASE (DECREASE) IN SHARES OUTSTANDING.........                130,993             49,730
                                                                                       ===========         ==========

                    See notes to financial statements.

DREYFUS PREMIER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                   CLASS A SHARES
                                                              -------------------------------------------------------
                                                                                 YEAR ENDED APRIL 30,
                                                              -------------------------------------------------------
PER SHARE DATA:                                                 1998        1997        1996        1995        1994
                                                               ------      ------      ------      ------      ------
    Net asset value, beginning of period..................     $14.11      $13.85      $13.86      $13.81      $14.45
                                                               ------      ------      ------      ------      ------
    INVESTMENT OPERATIONS:
    Investment income-net.................................        .79         .82         .86         .84         .89
    Net realized and unrealized gain (loss) on investments        .66         .27        (.01)        .05        (.59)
                                                               ------      ------      ------      ------      ------
    TOTAL FROM INVESTMENT OPERATIONS......................       1.45        1.09         .85         .89         .30
                                                               ------      ------      ------      ------      ------
    DISTRIBUTIONS:
    Dividends from investment income-net..................       (.79)       (.82)       (.86)       (.84)       (.89)
    Dividends from net realized gain on investments.......       (.08)       (.01)        --          --        (.05)
                                                               ------      ------      ------      ------      ------
    TOTAL DISTRIBUTIONS...................................       (.87)       (.83)       (.86)       (.84)       (.94)
                                                               ------      ------      ------      ------      ------
    Net asset value, end of period........................     $14.69       $14.11     $13.85      $13.86      $13.81
                                                               ======       ======     ======      ======      ======
TOTAL INVESTMENT RETURN*..................................     10.52%         8.03%      6.08%       6.72%       1.84%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets...............       .91%          .91%       .92%        .92%        .85%
    Ratio of net investment income to average net assets..      5.42%         5.84%      5.98%       6.16%       6.01%
    Decrease reflected in above expense ratios due to
      undertakings by the Manager.........................        --            --         --          --         .06%
    Portfolio Turnover Rate...............................     26.33%        28.17%     36.59%      38.60%      22.15%
    Net Assets, end of period (000's Omitted).............  $447,869      $457,327   $474,044    $495,616    $546,036

--------------------------
* Exclusive of sales load.

                    See notes to financial statements.

DREYFUS PREMIER MUNICIPAL BOND FUND
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                   CLASS B SHARES
                                                              -------------------------------------------------------
                                                                                 YEAR ENDED APRIL 30,
                                                              -------------------------------------------------------
PER SHARE DATA:                                                 1998        1997        1996        1995        1994
                                                               ------      ------      ------      ------      ------
    Net asset value, beginning of period..................     $14.11     $13.85       $13.86      $13.81      $14.45
                                                               ------      ------      ------      ------      ------

    INVESTMENT OPERATIONS:
    Investment income-net.................................        .72        .75          .78         .77         .80
    Net realized and unrealized gain (loss) on investments        .66        .27         (.01)        .05        (.59)
                                                               ------      ------      ------      ------      ------
    TOTAL FROM INVESTMENT OPERATIONS......................       1.38       1.02          .77         .82         .21
                                                               ------      ------      ------      ------      ------
    DISTRIBUTIONS:
    Dividends from investment income-net..................       (.72)      (.75)        (.78)       (.77)       (.80)
    Dividends from net realized gain on investments.......       (.08)      (.01)          --          --        (.05)
                                                               ------      ------      ------      ------      ------
    TOTAL DIVIDENDS.......................................       (.80)      (.76)        (.78)       (.77)       (.85)
                                                               ------      ------      ------      ------      ------
    Net asset value, end of period........................     $14.69      $14.11      $13.85      $13.86      $13.81
                                                               ======      ======      ======      ======      ======
TOTAL INVESTMENT RETURN*..................................       9.95%       7.49%       5.53%       6.15%       1.26%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets...............       1.42%       1.43%       1.43%       1.44%       1.40%
    Ratio of net investment income to average net assets..       4.89%       5.33%       5.46%       5.62%       5.33%
    Decrease reflected in above expense ratios due to
      undertakings by the Manager.........................         --          --          --          --         .05%
    Portfolio Turnover Rate...............................      26.33%      28.17%      36.59%      38.60%      22.15%
    Net Assets, end of period (000's Omitted).............   $119,457    $109,485    $106,931     $99,411     $95,643

--------------------------
* Exclusive of sales load.

                    See notes to financial statements.

DREYFUS PREMIER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)

    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                       CLASS C SHARES
                                                              ---------------------------------
                                                                     YEAR ENDED APRIL 30,
                                                              ---------------------------------
PER SHARE DATA:                                                 1998        1997        1996(1)
                                                               ------      ------      --------
    Net asset value, beginning of period....................   $14.12      $13.87      $14.28
                                                               ------      ------      ------
    INVESTMENT OPERATIONS:
    Investment income-net...................................      .68         .72         .60
    Net realized and unrealized gain (loss) on investments..      .67         .26        (.41)
                                                               ------      ------      ------
    TOTAL FROM INVESTMENT OPERATIONS........................     1.35         .98         .19
                                                               ------      ------      ------
    DISTRIBUTIONS:
    Dividends from investment income-net....................     (.68)       (.72)      (.60)
    Dividends from net realized gain on investments.........     (.08)       (.01)        --
                                                               ------      ------      ------
    TOTAL DISTRIBUTIONS.....................................     (.76)       (.73)       (.60)
                                                               ------      ------      ------
    Net asset value, end of period..........................   $14.71      $14.12      $13.87
                                                               ======      ======      ======
TOTAL INVESTMENT RETURN(2)..................................     9.73%       7.16%       1.56%(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets.................     1.69%       1.64%       1.77%(3)
    Ratio of net investment income to average net assets....     4.55%       5.01%       4.84%(3)
    Portfolio Turnover Rate.................................    26.33%      28.17%      36.59%
    Net Assets, end of period (000's Omitted)...............   $3,019      $1,049        $340

------------------------
(1) From July 13, 1995 (commencement of initial offering) to April 30, 1996.
(2) Exclusive of sales load.
(3) Annualized.

                    See notes to financial statements.

DREYFUS PREMIER MUNICIPAL BOND FUND
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:

    Dreyfus Premier Municipal Bond Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to maximize current income exempt from Federal income tax to the extent consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.

    Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of $.001 par value shares in each of the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

    (A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.
Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly.
 Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

DREYFUS PREMIER MUNICIPAL BOND FUND
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2-BANK LINE OF CREDIT:

    The Fund participates with other Dreyfus-managed Funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings.

    The average daily amount of borrowings outstanding during the period ended April 30, 1998 was approximately $17,800, with a related weighted average annualized interest rate of 6.08%.

NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

    (A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the Fund's average daily net assets and is payable monthly.

    Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $9,091 during the period ended April 30, 1998 from commissions earned on sales of the Fund's shares.

    (B) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 1998, Class B and Class C shares were charged $582,174 and $15,391, respectively, pursuant to the Distribution Plan.

    (C) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 1998, Class A, Class B and Class C shares were charged $1,138,203, $291,087 and $5,130, respectively, pursuant to the Shareholder Services Plan.

    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended April 30, 1998, the Fund was charged $255,336 pursuant to the transfer agency agreement.

    (D) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

DREYFUS PREMIER MUNICIPAL BOND FUND
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


NOTE 4-SECURITIES TRANSACTIONS:

    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 1998 amounted to $149,009,455 and $173,108,549, respectively.

    At April 30, 1998, accumulated net unrealized appreciation on investments was $34,082,865, consisting of $44,050,784 gross unrealized appreciation and $9,967,919 gross unrealized depreciation.

    At April 30, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS PREMIER MUNICIPAL BOND FUND
------------------------------------------------------------------------------
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

SHAREHOLDERS AND BOARD OF TRUSTEES
DREYFUS PREMIER MUNICIPAL BOND FUND

    We have audited the accompanying statement of assets and liabilities of Dreyfus Premier Municipal Bond Fund, including the statement of investments, as of April 30, 1998 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Municipal Bond Fund at April 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                  ERNST & YOUNG LLP

New York, New York
June 4, 1998

DREYFUS PREMIER MUNICIPAL BOND FUND
------------------------------------------------------------------------------
IMPORTANT TAX INFORMATION (UNAUDITED)

    In accordance with Federal tax law, the Fund hereby makes the following designations regarding its fiscal year ended April 30, 1998:

    -- all the dividends paid from investment income-net are "exempt-interest dividends" (not generally subject to regular Federal income tax), and

    -- the Fund hereby designates $.0841 per share as a long-term capital gain distribution (of which 100% is subject to the 20% maximum Federal tax rate) paid on December 4, 1997.

    As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1998 calendar year on Form 1099-DIV which will be mailed by January 31, 1999.

DREYFUS PREMIER
MUNICIPAL BOND FUND
200 Park Avenue
New York, NY 10166

MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286

TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940





Printed in U.S.A.                        022/612AR984